METROPOLITAN SERIES FUND, INC.

SUPPLEMENT DATED OCTOBER 13, 2010

TO THE

PROSPECTUS DATED MAY 1, 2010

VAN ECK GLOBAL NATURAL RESOURCES PORTFOLIO

The following changes are made to the prospectus of Van Eck Global Natural Resources Portfolio (the “Portfolio”), a series of Metropolitan Series Fund, Inc.

The subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Effective September 30, 2010, Messrs. Charles Cameron and Shawn Reynolds have been appointed Co-Portfolio Managers of the Portfolio. Messrs. Cameron and Reynolds have been members of Van Eck’s investment team since 1995 and 2005, respectively.